UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 28, 2026
Date of Report (date of earliest event reported)
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Amrize Ltd
(Exact name of registrant as specified in its charter)
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Switzerland (State or other jurisdiction of incorporation or organization)	1-42542 (Commission File Number)	98-1807904 (I.R.S. Employer Identification Number)
Grafenauweg 8, Zug 6300
(Address of principal executive offices and zip code)
+41 41 562 3490
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMRZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 - Results of Operations and Financial Condition
On October 28, 2026, Amrize Ltd (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02 in its entirety. A copy of the press release will also be available on the Company’s website.

Item 7.01 - Regulation FD Disclosure
To supplement the information in the attached press release, the Company has also prepared an investor presentation, which will be available on the Company’s website at investors.amrize.com. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01 in its entirety.

The information included herein and in Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated October 28, 2026
99.2	Investor presentation dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amrize Ltd

By:	/s/ Samuel Poletti
Name:	Samuel Poletti
Title:	Chief Financial Officer
Date:	October 28, 2026